Exhibit 99.1

European Roadshow Tony Earley, Chairman & CEO Nick Khouri, VP and Treasurer Lisa Muschong, Director, Investor Relations November 2009

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: the length and severity of ongoing economic decline resulting in lower demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; potential for continued loss on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the timing and extent of changes in interest rates; the level of borrowings; the availability, cost, coverage and terms of insurance and stability of insurance providers; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy efficiency mandates, and a carbon tax or cap and trade structure; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2008 Forms 10-K and 2009 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE's 2008 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330. 2

Outline Overview Utility Non-Utility Financial Summary 3

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~75% of DTE Energy's 2008 Earnings



Detroit Edison

- Electric generation and distribution
- 2.2 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~25% of DTE Energy's 2008 Earnings



Gas Midstream



Unconventional Gas Production



Power & Industrial Projects



Energy Trading

4

Strategic Overview Our accomplishments demonstrate our ability to get results Expect strong operating earnings growth from 2008 to 2009 and from 2009 to 2010 Longer-term EPS growth of 5%-6% per year Our utility value creation model balances utility growth and customer affordability Our non-utility value creation model focuses on lower risk investments providing better than utility returns Our financial strength and dividend commitment provide a solid total shareholder return 5

Outline Overview Utility Non-Utility Financial Summary 6

Coal Nuclear Gas and Oil Hydro East 7880 1101 1122 917 Profile of Detroit Edison Tenth largest US electric utility with 2.2 million customers 7,600 square mile service territory centered around Detroit Approx. $5 billion in revenue, $16 billion in assets Regulated by the Michigan Public Service Commission (MPSC) 82% of generation capacity is low cost coal and nuclear Detroit Michigan Service Territory Coal 72% Gas/Oil 10% Nuclear 10% Generation Capacity by Fuel Type Total Capacity = 11,020 MW Pumped Storage 8% 7

Sales Storage East 81 19 Profile of MichCon Eleventh largest US natural gas utility with 1.2 million customers 14,700 square mile service territory throughout Michigan Significant state regulated gas storage capacity benefits customers (~128 Bcf) Approx. $2 billion in revenue, $4 billion in assets Regulated by the Michigan Public Service Commission (MPSC) Detroit Service Territory MichCon Gross Margin Storage & Transportation ~20% Gas Sales ~80% 8

Utility Value Creation Strategy Expected to Produce Consistent Results Predictable rate case outcomes enable investment and job creation Solid regulatory framework reduces regulatory lag Open communication builds strong relationships Positive customer feedback Manageable rate increases Competitive business rates spur economic development Strong Regulatory Model Cost Reductions & Capital Efficiency Customer Satisfaction Consistent Earnings Growth 9

Michigan's Regulatory Structure Has Improved Significantly Over the Past Year 7 States 10 States 15 States 10 States 6 States Lower Regulatory Quality Higher Regulatory Quality Michigan Post-2008 Source: Barclays Capital, Regulatory Research Associates Michigan Pre-2008 2009 Ranking of State Utility Environments 10

Legislation Strengthened Michigan's Regulatory Framework Cap Electric Choice at 10% Provides certainty around needed investment to secure future generation Removing rate subsidies reduces Choice incentives File and use rate-making Self-implement rates after 6 months 12 month deadline for rate cases Forward test year Renewable Portfolio Standard (RPS) & Energy Efficiency (EO) Separate funding provisions Cost to rate payers is transparent Cost caps and off-ramps Certificate of need process Approval of major projects before money is spent Allows recovery of interest during construction Reduces utility risk profile 12 month rate case deadline and 6 month file and self-implement reduces regulatory lag, not only for rate base increases but also load and expense risk RPS structure provides for pre- funding, avoids regulatory lag, caps impact to customers and provides off-ramps to utilities if targets aren't achievable 11

12 Targets up to 10% of retail sales to come from renewable sources by 2015, with interim targets in prior years designed to "close the gap" New renewable capacity targets of 300 MWs by 2012; 600 MWs by 2015 Qualified technologies include: wind, solar, biomass, hydro, some co-generation applications Must be Michigan based; with some exceptions Allows 50% of RECs to come from renewable generation owned by the utility Remainder to be sourced through competitive bids; with some exceptions Limits on rate impacts are implemented through surcharge caps; cost recovery over 20 years "Off-ramp" provisions allow extensions or reductions in targets if costs are excessive or other constraints prevent compliance Key Provisions of the Michigan RPS Legislation Targets Compliance Options Ownership Cost Caps 12

Investments in Renewable Energy Provide for Significant Earnings Growth Net Income ($ millions) Capital Investment ($ millions) Longer-term, RPS investments will increase net income by an average of $40 - $45 million per year The one-time rate increase to support this was implemented in Sept. 2009 ~$100 $100-200 ~$300 13

14 Key Provisions for Energy Efficiency (EO) Legislation in Michigan Compliance Options Targets Funding Includes energy efficiency, conservation, and demand response (electric) Providers (utilities) can operate compliance programs or fund a state program Legislation limits annual spending via a customer surcharge Funds received from a customer class must be spent on that class All classes will contribute toward low income residential programs Earnings Requires Detroit Edison programs to ramp to 1% annual savings by 2012 Requires MichCon programs to ramp to 0.75% savings by 2012 Equipment, materials and installation costs with an expected economic life greater than 1 year can be capitalized, generating earnings at allowed ROE Detroit Edison and MichCon each can earn incentives of up to 15% of total annual spend by exceeding reduction targets MichCon may decouple revenues from volumetric sales if EO spend is at least 0.5% of revenue

Goals Energy Optimization Program Design Energy Optimization Education & Awareness Program Residential Programs Appliance Recycling Energy Star Residential & Small Commercial Program (e.g., high-efficiency lighting) HVAC Program Energy Audits and Weatherization Programs Low Income Program New Construction Program Multifamily Program Commercial & Industrial Programs Prescriptive Program: Most common energy savings technologies Designed to simplify the application process Custom Program: Customized incentives for technologies Energy Optimization website for customers Energy Savings Achieving Incentive Targets Job Creation 15 Customer Satisfaction

The Growth is Viewed as Both a Source and Enabler of Economic Development in Michigan Environmental Projects at Monroe Power Plant Michigan Wind Farm Is a significant source of economic development Monroe Power Plant's environmental projects have been among the largest construction projects in Michigan New wind and biomass generation projects to create significant construction jobs Enables significant spinoff investment in Michigan Direct investments from manufacturers Indirect investments in R&D, commercial and industrial infrastructure Creates significant permanent jobs to spur Michigan's economy Engineering Manufacturing Construction Support Utility Investment: 16

Detroit Edison Has Capital Investment Requirements that Support Long-Term Growth ($ billions) $3.0 - $3.4 $0.5 - $0.6 $0.4 - $0.5 $2.0 - $2.2 $2.5 $0.6 $1.9 $0.1 Detroit Edison Projected Capital Investment Utility Growth Plan Supports DTE Energy's 5% to 6% Average Annual EPS Growth Rate 17

Summary of Utility Rate Base Growth The quantity of investment opportunities is not the issue The affordability of these investments is the issue DTE's utility rate base will grow 5% - 6% over next 5 years Much of this growth is tied to environmental and renewable mandates How can DTE ensure that: Rate increases are affordable for customers? MPSC is able to support quality returns on investments? 18

Cost Reductions Help Keep Rates Affordable Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2008 2009 2010 2011 2012 Increasing need for rate increase due to investments Decreasing need for rate increase due to cost reductions Net required rate increase Cost reductions help mitigate unfavorable economic conditions and future cost pressures Gross rate increase Cost reductions We will have achieved $150M in company-wide cost reductions and revenue enhancements in 2009 No degradation of customer service, reliability or employee safety We still have opportunities for meaningful improvement 19

2009 Utility O&M Expense* Significant increase in pension and healthcare expense (related to asset returns) Increases are more than offset by continuous improvement actions of $100 million and one-time cost savings of $30 million ($ millions) * Excludes bad debt expense Pension, healthcare, environmental and other costs Utility O&M Expected to be Down $65 Million from 2008 Continuous Improvement and one-time cost savings 20

Outline Overview Utility Non-Utility Financial Summary 21

Our Non-Utility Value Creation Model Focuses on Lower Risk, Strong Return Investments Focus on key, well-defined areas Disciplined Investment with strict risk/return criteria that produce better than utility returns Value Creation through continued earnings growth or monetizations with an objective to increase visibility and valuation 22

23 Our Non-Utility Investment Strategy has Provided Solid Earnings Growth Non-Utility Operating Earnings* ($millions, excluding Synfuels) $16 $65 $130 $138 - $153 * Reconciliation to GAAP reported earnings included in the appendix

DTE Energy Operating Income Mix Michigan Non- Michigan Since the mid-1990's, we have built several strong Non- Utility businesses that have exposure to customers outside of Michigan Power & Industrial Gas Midstream Unconventional Gas Energy Trading Our goal is to continue building on this successful trend by investing in businesses which the market understands DTE's Non-Utility Strategy has Provided Diversification of Geography and Earnings 24

25 Non-Utility Growth Opportunities Industrial/Utility Solid Fuels On-Site Energy Services Renewable Energy Future growth tied to: New projects coming on-line Renewable opportunities Volume/price improvements when steel industry rebounds 91 Bcf natural gas storage 538 miles of pipeline in-service Strong track record of earnings growth Current projects have long term contracts with investment grade customers Expansion of existing projects drives future growth: Vector & Millennium Pipelines Storage Assets Develop existing properties to create maximum value Plan to monetize properties at right time in development cycle and in favorable commodity markets 62,000 net acres 168 gross producing wells 432 Bcfe reserves (proven and probable) Gas Midstream Transport and Store Natural Gas Power & Industrial Projects Own and Operate Energy Related Assets Unconventional Gas Production Western Barnett Shale Production

Outline Overview Utility Non-Utility Financial Summary 26

Our Historical Performance Has Exceeded our Original Expectations 27 In 2006 our plan focused on achieving 5% - 6% long-term utility earnings growth We have delivered solid results against our plan Utility Operating Earnings* ($millions) $345 $435 - $455 6.5% Average Annual Growth * Reconciliation to GAAP reported earnings included in the appendix

2010 Early Outlook Shows Strong Year-Over-Year Growth $471 $523 - $558 $545 - $610 Operating Earnings* ($ millions) $2.90 $2.75 - $3.05 $3.20 - $3.40 Expect continued growth in 2010, even with conservative assumptions Utilities recover to full earnings power with anticipated rate increases Strong cost management Power & Industrial and Gas Midstream growth offset by return to normal at Energy Trading $445 - $505 * Reconciliation to GAAP reported earnings included in the appendix Operating EPS* 28

2010 Early Outlook Resolution of rate case, environmental projects placed into service, flat load and continued cost control Resolution of rate case, utility capital placed into service and continued cost control Return to normal after one-time tax benefits helped 2009 New projects coming on line and industrial sector recovery Operating Earnings* ($ millions) 2010 Drivers * Reconciliation to GAAP reported earnings included in the appendix Return to normal earnings 2010 Early Outlook 2009 Guidance Modest investments; targeting future monetizations Incremental earnings from existing projects 29

Targeted Financial Metrics Our objectives are to continue to: Strengthen our balance sheet Maintain focus on rating agency financial metric targets Maintain required capital structure in regulated businesses Given commitment to maintaining investment grade rating, targeting high end of our range for cash flow coverage ratio Over $1.7 billion of available liquidity as of 9-30-2009 Leverage* Funds from Operations / Debt* 53% 51% 50 - 52% 23% 23% 20 - 22% * Debt excludes securitization, certain MichCon's short-term debt, and considers the Trust Preferreds as equity 30

Strong Balance Sheet Supports Growth 2010 - 2012E Cash Flow Summary* Combination of internal cash and external financing will support the growth in capital spending Equity will support utility capital spend and improve the balance sheet * Excludes securitization 31

Our Dividend Is Well Supported Our dividend of $2.12 per share is well supported Our current dividend yield at 6.0% is above our utility peer group average of 5.3% Our payout ratio is manageable, roughly in line with our 60% - 70% target Potential to grow dividend as we grow our business Dividend Yield (as of 10/09/09) 32

Recently Celebrated 100th Anniversary on the NYSE 33 Only a few companies (17) have been listed on the NYSE longer than DTE Energy DTE stock has paid a dividend for over 100 consecutive years, and the dividend has not been reduced since the Great Depression Our electric and gas utilities are both well over 100 years old

5%-6% Average Annual EPS Growth Attractive Dividend Investment Thesis 34 Strong regulated growth plan Regulatory framework now very constructive Dedicated funding and earnings mechanisms for renewables and energy optimization Non-utility businesses provide diversification of geography and earnings Track record of strong performance in challenging environment Strong balance sheet supports growth Our dividend, at $2.12 per share, is well supported and provides an attractive yield at current prices

Appendix

Differences in cost and availability of qualifying technologies will shape our renewable portfolio ($/MWh) * Values shown are after federal tax credits; Co-firing means utilizing some renewable fuels in existing fossil power plants Sources: DTE Analysis, Deutsche Bank, DOE, Greentech Media, Lazard, Power Advocate, UBS, Detroit Edison, DTE ES and Biomass Interviews $248 Detroit Edison Pilot Investments Primary Detroit Edison / DTE Energy Investments Solar technologies 36

Developing a wind farm typically takes 3 to 4 years, depending on equipment and transmission availability 37 Start Year 1 Year 2 Year 3 Design Project Development Interconnection Permitting Procurement Construction Equipment and transmission availability expected to be critical path items Turbine availability improved due to economic crisis, but expected to tighten after 2010 Time to implement required transmission upgrades in Thumb-area is estimated to be > 5 years We will address these critical path items by working with experienced partners to reduce cycle time and/or move up in the transmission queue

Wind Energy Will Play a Significant Role in Meeting Michigan's Future Energy Needs More than 70,000 acres of easements under contract by DTE in Huron County Six operating meteorological stations collecting wind and weather data The data has been positive, and shows promise for future wind farm development Wetlands being identified Noise, site lines and zoning issues being evaluated Participation in Huron County, local township and community planning commission meetings Applied for MISO interconnection at three locations DTE signed easements Development Activities Ongoing Since 2007 38

2009 Cash Flow Guidance 2009 Cash Flow Summary ($ billions) Plan to issue $60 - $80 million of equity in 2009 to fund Dividend Reinvestment and employee benefit programs Our commitment entering this year was to improve the balance sheet and underlying cash flow 2009 is turning out to be a significant improvement from both prior year and original guidance Free cash flow expected to reach $500M this year, compared to $200M in the original guidance Year end balance sheet metrics will be within DTE's targeted ranges of 50%-52% leverage and 20%-22% FFO/Debt * Reconciliation to GAAP reported cash from operations included in the appendix 39

2009 Capital Expenditures Guidance Capital Expenditures ($ millions) 40

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 41

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 42 $130 (Total Non-Utility)

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2008 Reported to Operating Earnings per Share 43

Reconciliations Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 44 ($millions) ($millions)

Reconciliation of 2009 and 2010 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2009 guidance and 2010 outlook for operating earnings. It is likely that certain items that impact the company's 2009 and 2010 reported results will be excluded from operating results. A reconciliation to the comparable 2009 and 2010 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 45

Reconciliation of Cash from Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors. 46